JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from July 1, 2011 to December 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Mid Cap Growth Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 55,200
Offering Price $19.00
Spread $1.24
Cost $1,048,800
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Growth Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 24,900
Offering Price $19.00
Spread $1.24
Cost $473,100
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 7/27/2011
Issuer Dunkin' Brands Group, Inc. (DNKN) IPO
Cusip 26550410
Shares 13,200
Offering Price $19.00
Spread $1.24
Cost $250,800
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 1.77%
Syndicate Members J.P. Morgan, Barclays Capital, Morgan Stanley, BofA Merrill Lynch, Goldman, Sachs & Co., Baird, William Blair & Company, Raymond James, Stifel Nicolaus Weisel, Wells Fargo Securities, Moelis & Company, SMBC Nikko, Ramirez & Co., Inc., The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 7/28/2011
Issuer Wesco Aircraft Holdings, Inc. (WAIR) IPO
Cusip 95081410
Shares 101,500
Offering Price $15.00
Spread $0.86
Cost $1,522,500
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 2.14%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, William Blair & Company, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, Baird, Citi, SMBC Nikko
Fund JPMorgan Small Cap Value Fund
Trade Date 7/29/2011
Issuer C&J Energy Services, Inc. (CJES) IPO
Cusip 12467B30
Shares 29,000
Offering Price $29.00
Spread $2.03
Cost $841,000
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 1.11%
Syndicate Members Goldman, Sachs & Co, J.P. Morgan, Citi, Wells Fargo Securities, Simmons & Company International, Tudor, Pickering, Holt & Co.
Fund JPMorgan U.S. Real Estate Fund
Trade Date 8/17/2011
Issuer AvalonBay Communities, Inc. (AVB) Secondary
Cusip 5348410
Shares 84,950
Offering Price $128.25
Spread $4.49
Cost $10,894,838
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 7.88%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Deutsche Bank Securities, UBS Investment Bank, Wells Fargo Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/3/2011
Issuer Groupon, Inc. (GRPN) IPO
Cusip 39947310
Shares 46,400
Offering Price $20.00
Spread $1.20
Cost $928,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.14%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., Credit Suisse, Allen & Company LLC, BofA Merrill Lynch, Barclays Capital, Citigroup, Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Loop Capital Markets, RBC Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Small Cap Value Fund
Trade Date 11/9/2011
Issuer Imperva, Inc. (IMPV) IPO
Cusip 45321L10
Shares 7,300
Offering Price $18.00
Spread $1.26
Cost $131,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.66%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Lazard Capital Markets, Pacific Crest Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 11/10/2011
Issuer Ocwen Financial Corporation (OCN) Secondary
Cusip 67574630
Shares 206,300
Offering Price $13.00
Spread $0.65
Cost $2,681,900
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Citigroup, Keefe, Bruyette & Woods
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/16/2011
Issuer LinkedIn Corporation (LNKD) Secondary
Cusip 53578A10
Shares 24,400
Offering Price $71.00
Spread $2.06
Cost $1,732,400
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.30%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Allen & Company LLC, UBS Investment Bank
Fund JPMorgan Small Cap Value Fund
Trade Date 11/17/2011
Issuer Intermolecular, Inc. (IMI) IPO
Cusip 45882D10
Shares 91,800
Offering Price $10.00
Spread $0.70
Cost $918,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.01%
Syndicate Members Morgan Stanley, J.P. Morgan, Barclays Capital, Pacific Crest Securities,Needham & Company, LLC
Fund JPMorgan Small Cap Value Fund
Trade Date 11/17/2011
Issuer Manning & Napier, Inc. (MN) IPO
Cusip 56382Q10
Shares 31,700
Offering Price $12.00
Spread $0.63
Cost $380,400
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Stifel Nicolaus Weisel, Keefe, Bruyette & Woods, Sandler O'Neill + Partners, L.P., Needham & Company, LLC
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 33,400
Offering Price $17.00
Spread $0.98
Cost $567,800
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Mid Cap Growth Fund
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 230,500
Offering Price $17.00
Spread $0.98
Cost $3,918,500
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Small Cap Growth Fund
Trade Date 12/15/2011
Issuer Laredo Petroleum Holdings, Inc. (LPI) IPO
Cusip 51680610
Shares 120,700
Offering Price $17.00
Spread $0.98
Cost $2,051,900
Dealer Executing Trade Goldman Sachs and Co
% of Offering  purchased by firm 4.83%
Syndicate Members J.P. Morgan, Goldman, Sachs & Co., BofA Merrill Lynch, Wells Fargo Securities, Tudor, Pickering, Holt & Co., Societe Generale, Mitsubishi UFJ Securities, BMO Capital Markets, BNP Paribas, Scotia Capital, Capital One Southcoast, BOSC, Inc., BB&T Capital Markets, Comerica Securities, Howard Weil Incorporated
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 202,600
Offering Price $10.00
Spread $0.33
Cost $2,026,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Mid Cap Growth Fund
Trade Date 12/15/2011
Issuer Zynga Inc. (ZNGA) IPO
Cusip 98986T10
Shares 596,400
Offering Price $10.00
Spread $0.33
Cost $5,964,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.04%
Syndicate Members Morgan Stanley, Goldman, Sachs & Co., BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Allen & Company LLC,
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 12/15/2011
Issuer Michael Kors Holdings Limited (KORS) IPO
Cusip G6075410
Shares 100,100
Offering Price $20.00
Spread $1.00
Cost $2,002,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co., Baird, Jefferies, Nomura, Piper Jaffray
Fund JPMorgan Mid Cap Growth Fund
Trade Date 12/15/2011
Issuer Michael Kors Holdings Limited (KORS) IPO
Cusip G6075410
Shares 278,000
Offering Price $20.00
Spread $1.00
Cost $5,560,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.84%
Syndicate Members Morgan Stanley, J.P. Morgan, Goldman, Sachs & Co., Baird, Jefferies, Nomura, Piper Jaffray